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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) March 25, 1998
                                                 --------------

                           UCFC Acceptance Corporation
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             (Exact name of registrant as specified in its charter)

         Louisiana                       333-37499                  72-123-5336
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(State or other jurisdiction of         (Commission                (IRS Employer
 incorporation)                          File Number)                ID Number)

4041 Essen Lane, Baton Rouge, Louisiana                                 70809
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(Address of principal executive offices)                              (Zip Code)

Registrant's Telephone Number,
 including area code:                                             (504) 924-6007
                                                                  --------------
                                       N/A
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         (Former name or former address, if changed since last report)


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Item 5. Other Events
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Filing of Computational Materials and Consent of Independent Accountants.*
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         Pursuant to Rule 424(b) under the Securities Act of 1933, as amended,
UCFC Acceptance Corporation (the "Depositor") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Home Equity Loan Asset-Backed Certificates, Series 1998-A.

         In connection with the offering of the Home Equity Loan Asset-Backed Certificates, Series 1998-A, Prudential Securities Incorporated prepared certain materials (the "Computational Materials") some or all of which were distributed by each of Prudential Securities Incorporated, Bear, Stearns & Co. Inc. and First Union Capital Markets, a division of Wheat First Securities Corp. (the "Underwriters") to their potential investors. Although the Depositor provided the Underwriters with certain information regarding the characteristics of the Home Equity Loans in the related portfolio, it did not participate in the preparation of the Computational Materials. The Computational Materials are attached hereto as Exhibit 99.1.

         Also included for filing as Exhibit 23.1 attached hereto is the Consent of KPMG Peat Marwick LLP, independent auditors for Financial Guaranty Insurance Company, insurer of the Offered Certificates. The Financial Statements of Financial Guaranty Insurance Company as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997 are attached hereto as Exhibit 99.2.


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*        Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated March 25, 1998, and Prospectus Supplement dated March 25, 1998, of UCFC Acceptance Corporation, relating to its Home Equity Loan Asset-Backed Certificates, Series 1998-A.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1. Consent of KPMG Peat Marwick LLP.


         99.1. Computational Materials.

         99.2. Financial Statements of Financial Guaranty Insurance Company.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           UCFC ACCEPTANCE CORPORATION

                           By: /s/ H.C. McCall, III
                              ------------------------
                               Name:  H.C. McCall, III
                               Title: President

Dated: March 25, 1998

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                                  EXHIBIT INDEX
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Exhibit                                                                     Page
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23.1.    Consent of KPMG Peat Marwick LLP.

99.1.    Computational Materials.

99.2.    Financial Statements of Financial
         Guaranty Insurance Company.

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